UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2010 (March 3, 2010)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On March 4, 2010, Nationwide Financial Services, Inc. issued its Statistical Supplement for the quarter ended December 31, 2009. This information, set forth under “Item 2.02 – Results of Operations and Financial Condition,” is intended to be furnished, rather than filed. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing. The Nationwide Financial Statistical Supplement is hereby furnished as Exhibit 99.1 attached hereto and incorporated by reference herein.

Item 7.01 – Regulation FD Disclosure

On March 3, 2010, Nationwide Financial Services, Inc. issued a letter to business partners, customers and associates outlining the Company’s results for the year ended December 31, 2009. A copy of the letter is hereby furnished as Exhibit 99.2 attached hereto and incorporated by reference herein.

Item 9.01(d) – Financial Statements and Exhibits

99.1 –	Nationwide Financial Statistical Supplement for the quarter ended December 31, 2009

99.2 –	Letter to business partners, customers and associates dated March 3, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: March 3, 2010	/s/ Timothy G. Frommeyer
Timothy G. Frommeyer Senior Vice President and Chief Financial Officer